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EXHIBIT 99


FOR IMMEDIATE RELEASE
                                               Contact: Julann Oppasser Donnelly
                                                        Investor Relations
                                                        (757) 306-0299
                                                        INVREL@METROIS.COM

                                                        Dean Dranias
                                                        Dresner Corp. Services
                                                        (312) 726-3200


              METRO INFORMATION SERVICES ENTERS LOS ANGELES MARKET:
                         ACQUIRES D.P. SPECIALISTS, INC.


VIRGINIA BEACH, VIRGINIA, JANUARY 13, 1999 - METRO INFORMATION SERVICES, INC. (NASDAQ-MISI) today announced it has acquired D.P. Specialists, Inc. of El Segundo, California. D.P. Specialists provides information technology consultants and software engineers to clients in the greater Los Angeles area. The acquisition adds more than 90 consultants to Metro. D.P. Specialists' revenue for 1998 exceeded $13 million.

While transaction terms were not announced, Metro expects the acquisition to be accretive to 1999 earnings. Metro will account for the transaction as a purchase of assets for cash.

John H. Fain, Metro's CEO said, "The acquisition of D.P. Specialists marks our first entry into the dynamic Southern California market and our second acquisition in California. We look forward to supporting the staff and clients of D.P. Specialists and the prospects for new business in this market." Continuing, Fain said, "This acquisition together with our December 1998 acquisition of The Avery Group of Menlo Park, California indicates our intention to be a significant player in major California markets."

Ed Myers, founder and President of D.P. Specialists said, "We selected Metro because its culture is similar to ours and Metro had no existing presence in our market. We look forward to being part of a nationwide provider of information technology services with the resources to offer more opportunities to our staff and having a greater ability to serve our clients nationwide with the high quality services they have come to expect from D.P.
Specialists."

Metro now has 35 offices providing a wide range of information technology consulting and software development services and has more than 2,100 consultants and a total staff of more than 2,500. Metro's services include application systems development and maintenance, information technology architecture and engineering, systems consulting, project outsourcing and general support services. Information about Metro is available via the Internet's World Wide Web at http://www.MetroIS.com.


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Certain matters discussed in this news release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. All statements made in this news release, other than those consisting solely of historical facts, that address events or developments that the Company expects or anticipates will or may occur in the future, the prospects for new business in the Southern California market, and references to business strategy, future success and other events, are forward-looking statements. These forward-looking statements are subject to a number of known and unknown risks and uncertainties, including the Company's ability to integrate and operate successfully acquired businesses and the risks associated with such businesses; uncertainty as to the future profitability of acquired businesses; competition; and other factors. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as the risks and uncertainties discussed above and other factors may cause actual results to differ materially from those projected. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements. Please refer to a discussion of these and other factors in the Company's most recent Form 10-K, Form 10-Q and other documents filed with the Securities and Exchange Commission.



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                             CORPORATE HEADQUARTERS
                              200 Golden Oak Court
                            Reflections II, 3rd Floor
                            Virginia Beach, VA 23452

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